Filed pursuant to Rule 497(a)(1)

File No. 333-148734

Rule 482 AD

Solar Capital Ltd. Completes Initial Public Offering of Common Stock

New York, NY – February 12, 2010 – Solar Capital Ltd. (NASDAQ: SLRC) today announced the closing of its initial public offering of common stock. A total of 5,000,000 shares of common stock were sold in this offering at a price of $18.50 per share. Concurrent with this offering, management purchased an additional 600,000 shares, also at $18.50 per share. The net proceeds of the initial public offering and concurrent private placement totaled approximately $95 million, after deducting underwriting discounts and commissions related to the initial public offering and estimated offering expenses.

Solar Capital Ltd. expects to use substantially all of the net proceeds from this offering to make new investments in portfolio companies, for general working capital purposes and for temporary repayment of debt. The joint book-running managers for the initial public offering were Citi, J.P. Morgan, Morgan Stanley and SunTrust Robinson Humphrey. The co-managers for the initial public offering were BMO Capital Markets, BB&T Capital Markets, a division of Scott & Stringfellow, and RBC Capital Markets.

The Company also announced the closing of its newly amended and restated $270 million senior secured revolving credit facility. Three new lenders joined Solar Capital’s existing lender group on this three year facility that matures in February 2013.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of Solar Capital Ltd. before investing. The prospectus, dated February 9, 2010, which has been filed with the Securities and Exchange Commission, contains this and other information about Solar Capital Ltd. and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the shares of common stock, and none of these shares may be sold in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The offering may be made only by means of a prospectus, copies of which may be obtained when available from Citi, Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220, 800-831-9146 or email: batprospectusdept@citigroup.com; J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Ave., Edgewood, NY 11717, Attention: Prospectus Library, 866-803-9204; Morgan Stanley, c/o Prospectus Department, 180 Varick Street 2/F, New York, NY 10014, Attention: Prospectus Department, 800-718-1649 or e-mail prospectus@morganstanley.com; and SunTrust Robinson Humphrey, 3333 Peachtree Road NE, Atlanta, GA 30326, Attention: Prospectus Department, 404-926-5744 or e-mail prospectus@rhco.com.

ABOUT SOLAR CAPITAL LTD.

Solar Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in leveraged companies, including middle market companies, in the form of senior secured loans, mezzanine loans, and equity securities.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission, including the prospectus dated February 9, 2010. Solar Capital Ltd. undertakes no duty to update any forward-looking statements made herein.

CONTACT: Solar Capital Ltd.	Nick Radesca (212) 993-1660